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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of report (Date of earliest event reported) June 24, 2003

                           Princeton Video Image, Inc.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             000-23415                   22-3062052
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(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                       Number)                Identification No.)
Incorporation)


                15 Princess Road, Lawrenceville, New Jersey 08648
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (609) 912-9400
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)
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Item 5.    Other Events.

         On June 24, 2003, PVI issued a press release announcing that it had received bankruptcy court approval for Chapter 11 debtor-in-possession financing and sale procedures for the sale of its assets pursuant to Section 363 of the U.S. Bankruptcy Code.

         The press release, as well as the financing and asset purchase agreements referenced therein, are attached as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         10.1 Asset Purchase Agreement by and between Princeton Video Image, Inc. and PVI Virtual Media Services, LLC

         10.2 Loan and Security Agreement by and between Princeton Video Image, Inc. and PVI Virtual Media Services, LLC

         99.1     Press Release
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Princeton Video Image, Inc.



                                       By: /s/ James Green
                                           ------------------------------
                                           James Green
                                           President and Chief Operating Officer


Dated: June 25, 2003